LORD ABBETT SERIES FUND, INC.

Growth and Income Portfolio

Supplement dated July 1, 2019 to the

Summary Prospectus dated May 1, 2019

Effective August 1, 2019, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Eli Rabinowich, Portfolio Manager	2018
Jeff D. Diamond, Portfolio Manager	2018

Please retain this document for your future reference.